Exhibit 10.1

TENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 4, 2017

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,

and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

TENTH AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

THIS TENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 4, 2017, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, the Lenders party hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017, and a Ninth Amendment to Amended and Restated Credit Agreement dated as of May 4, 2017 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Modification Papers” means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

TENTH AMENDMENT – Page 1

(a) Tenth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

(b) Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3. Amendment to Original Credit Agreement. On the Effective Date, Section 1.01 of the Original Credit Agreement shall be amended by replacing the following defined term to read in its entirety as follows:

“Senior Notes” means any unsecured Indebtedness of Borrower (and any unsecured Guarantees thereof by the Guarantors) in an aggregate principal amount not exceeding $2,100,000,000.

4. Waiver of Borrowing Base Reduction. Section 4.05(e) of the Credit Agreement requires that, absent a waiver from the Required Lenders, upon any issuance of Senior Notes, the effective Borrowing Base shall be reduced by 25% of the principal amount of such Senior Notes offering (the “Automatic Borrowing Base Reduction”), subject to certain exceptions set forth therein. The Borrower has informed the Lenders that it intends to offer, subject to market conditions and other factors, up to an aggregate principal amount of $500,000,000 of Senior Notes concurrently with or promptly after the Effective Date (the “October 2017 Senior Notes Issuance”). Borrower has requested that the Lenders waive the Automatic Borrowing Base Reduction in connection with the October 2017 Senior Notes Issuance (the “Subject Waiver”). Subject to the terms and conditions herein, and provided that all or a portion of the net proceeds of the October 2017 Senior Notes Issuance are used to repay in full all outstanding Loans, Lenders hereby consent to and expressly permit the Subject Waiver, and confirm that after giving effect to the October 2017 Senior Notes Issuance, the Borrowing Base will remain at $1,000,000,000. This waiver is limited and does not relate to any other covenant or provision of the Credit Agreement or any other Loan Document.

5. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

TENTH AMENDMENT – Page 2

6. No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

7. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.

8. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

12. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

TENTH AMENDMENT – Page 3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Keri Crowell
Keri Crowell
Chief Financial Officer

TENTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA,
as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

TENTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

TENTH AMENDMENT – Signature Page S-3

CREDIT SUISSE AG,
Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

TENTH AMENDMENT – Signature Page S-4

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

TENTH AMENDMENT – Signature Page S-5

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

TENTH AMENDMENT – Signature Page S-6

ZB, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ Larry L. Sears
Name:	Larry L. Sears
Title:	Senior Vice President – Amegy Bank Division

TENTH AMENDMENT – Signature Page S-7

COMPASS BANK,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Vice President

TENTH AMENDMENT – Signature Page S-8

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/a/ Danielle Goodrick
Name:	Danielle Goodrick
Title:	Assistant Vice President

TENTH AMENDMENT – Signature Page S-9

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

TENTH AMENDMENT – Signature Page S-10

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Vice President

TENTH AMENDMENT – Signature Page S-11

IBERIABANK,
as a Lender

By:	/s/ Tyler S. Thoem
Name:	Tyler S. Thoem
Title:	Senior Vice President

TENTH AMENDMENT – Signature Page S-12

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Vice President

TENTH AMENDMENT – Signature Page S-13

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

TENTH AMENDMENT – Signature Page S-14

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Greg Determann
Name:	Greg Determann
Title:	Authorized Officer

TENTH AMENDMENT – Signature Page S-15

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Sonia Schneider
Name:	Sonia Schneider
Title:	Associate Director

TENTH AMENDMENT – Signature Page S-16

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

TENTH AMENDMENT – Signature Page S-17

FIFTH THIRD BANK,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

TENTH AMENDMENT – Signature Page S-18

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Melissa E. Brown
Name:	Melissa E. Brown
Title:	Authorized Signatory

By:	/s/ Joshua Hogarth
Name:	Joshua Hogarth
Title:	Authorized Signatory

TENTH AMENDMENT – Signature Page S-19